FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 9, 2008

Merisant Worldwide, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-114102	52-2219000
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Merisant Company

(Exact Name of Registrant as Specified in Charter)

Delaware	333-114105	52-2218321
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10 South Riverside Plaza, Suite 850 Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (312) 840-6000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2008, Diana S. Ferguson, Executive Vice President, Finance and Chief Financial Officer, tendered her resignation, to be effective as of March 31, 2008.

Item 9.01                                             Financial Statements and Exhibits.

Exhibit

99.1	Press release announcing resignation of Diana S. Ferguson issued on January 15, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERISANT WORLDWIDE, INC.

Date: January 15, 2008	By:	/s/ Paul Block
Paul Block
Chief Executive Officer

MERISANT COMPANY

Date: January 15, 2008	By:	/s/ Paul Block
Paul Block
Chief Executive Officer